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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



              Date of Report
   (Date of earliest event reported):                       April 15, 2002



                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                    0-28318
                            (Commission File Number)

               Texas                                         74-2611034
   (State or other jurisdiction                            (IRS Employer
        of incorporation)                                Identification No.)



  8900 Shoal Creek Blvd., Suite 300,
            Austin, Texas                                        78757
(Address of principal executive offices)                      (Zip Code)


                                 (512) 371-7100
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On April 15, 2002, Registrant received an advisory opinion of the Deputy General Counsel of the National Indian Gaming Commission stating that MegaNanza, Registrant's most popular Class II game, was a Class III game as defined by the Indian Gaming Regulatory Act of 1988.

         On April 16, 2002, Registrant issued a press release discussing the advisory opinion.

Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

         Exhibit 99.1 Advisory opinion of the Deputy General Counsel of the National Indian Gaming Commission issued April 15, 2002.

         Exhibit 99.2 Press release issued by the Registrant April 16, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MULTIMEDIA GAMES, INC.



Dated: April 17, 2002                      By:     /s/ Craig S. Nouis
                                                  ------------------------------
                                                  Craig S. Nouis
                                                  Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.
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99.1     Advisory opinion of the Deputy General Counsel of the National Indian
         Gaming Commission issued April 15, 2002.

99.2     Press release issued by the Registrant April 16, 2002.

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